Exhibit 99.1

Certification pursuant to

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Richard P. McStravick, President and Chief Executive Officer and Anthony J. Fabiano, Chief Financial Officer of Sound Federal Bancorp, Inc. (the “Company”) each certify in their capacity as an officer of the Company that they have reviewed the annual report of the Company on Form 10-K for the fiscal year ended March 31, 2003 and that to the best of their knowledge:

(1)	the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

June 25, 2003	/s/ RICHARD P. MCSTRAVICK
Date	President and Chief Executive Officer

June 25, 2003	/s/ ANTHONY J. FABIANO
Date	Chief Financial Officer